                                                                          Page 1

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-2 Owner Trust
          Collection Period: February 1, 2007 through February 28, 2007

                                                                                               Determination Date: 03/12/07
                                                                                                     Payment Date: 03/15/07

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
   (A) Total Portfolio Balance                                                                            $1,033,687,395.81
   (B) Total Securities Balance                                                                           $1,033,687,395.81
   (C) Class A-1 Notes
       (i)   Class A-1 Notes Balance                                                                        $242,000,000.00
       (ii)  Class A-1 Notes Percentage (C(i)/B)                                                                     23.41%
       (iii) Class A-1 Notes Rate                                                                                  3.18200%
       (iv)  Class A-1 Notes Accrual Basis                                                                       Actual/360
   (D) Class A-2 Notes
       (i)   Class A-2 Notes Balance                                                                        $237,000,000.00
       (ii)  Class A-2 Notes Percentage (D(i)/B)                                                                     22.93%
       (iii) Class A-2 Notes Rate                                                                                    3.650%
       (iv)  Class A-2 Notes Accrual Basis                                                                           30/360
   (E) Class A-3 Notes
       (i)   Class A-3 Notes Balance                                                                        $322,000,000.00
       (ii)  Class A-3 Notes Percentage (E(i)/B)                                                                     31.15%
       (iii) Class A-3 Notes Rate                                                                                    3.930%
       (iv)  Class A-3 Notes Accrual Basis                                                                           30/360
   (F) Class A-4 Notes
       (i)   Class A-4 Notes Balance                                                                        $199,000,000.00
       (ii)  Class A-4 Notes Percentage (E(i)/B)                                                                     19.25%
       (iii) Class A-4 Notes Rate                                                                                    4.150%
       (iv)  Class A-4 Notes Accrual Basis                                                                           30/360
   (G) Certificates
       (i)   Certificates Balance                                                                            $33,687,395.81
       (ii)  Certificates Percentage (G(i)/B)                                                                         3.26%
       (iii) Certificates Rate                                                                                       4.150%
       (iv)  Certificates Accrual Basis                                                                              30/360
   (H) Servicing Fee Rate                                                                                             1.00%
   (I) Portfolio Summary
       (i)   Weighted Average Coupon (WAC)                                                                            4.64%
       (ii)  Weighted Average Original Maturity (WAOM)                                                                58.31 months
       (iii) Weighted Average Remaining Maturity (WAM)                                                                51.13 months
       (iv)  Number of Receivables                                                                                   65,612
   (J) Reserve Account
       (i)   Reserve Account Initial Deposit Percentage                                                               0.50%
       (ii)  Reserve Account Initial Deposit                                                                  $5,168,436.98
       (iii) Specified Reserve Account Percentage                                                                     0.75%
       (iv)  Specified Reserve Account Balance                                                                $7,752,655.47
   (K) Yield Supplement Account Deposit                                                                      $31,428,774.90

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
   (A) Total Portfolio Balance                                                                              $430,729,411.64
   (B) Total Securities Balance                                                                             $430,729,411.64
   (C) Cumulative Note and Certificate Pool Factor                                                                0.4166921
   (D) Class A-1 Notes
       (i)   Class A-1 Notes Balance                                                                                  $0.00
       (ii)  Class A-1 Notes Pool Factor                                                                          0.0000000
       (iii) Class A-1 Notes Interest Carryover Shortfall                                                             $0.00
       (iv)  Class A-1 Notes Principal Carryover Shortfall                                                            $0.00
   (E) Class A-2 Notes
       (i)   Class A-2 Notes Balance                                                                                  $0.00
       (ii)  Class A-2 Notes Pool Factor                                                                          0.0000000
       (iii) Class A-2 Notes Interest Carryover Shortfall                                                             $0.00
       (iv)  Class A-2 Notes Principal Carryover Shortfall                                                            $0.00
   (F) Class A-3 Notes
       (i)   Class A-3 Notes Balance                                                                        $212,305,638.11
       (ii)  Class A-3 Notes Pool Factor                                                                          0.6593343
       (iii) Class A-3 Notes Interest Carryover Shortfall                                                             $0.00
       (iv)  Class A-3 Notes Principal Carryover Shortfall                                                            $0.00
   (G) Class A-4 Notes
       (i)   Class A-4 Notes Balance                                                                        $199,000,000.00
       (ii)  Class A-4 Notes Pool Factor                                                                          1.0000000
       (iii) Class A-4 Notes Interest Carryover Shortfall                                                             $0.00
       (iv)  Class A-4 Notes Principal Carryover Shortfall                                                            $0.00
   (H) Certificates
       (i)   Certificates Balance                                                                            $19,423,773.53
       (ii)  Certificates Pool Factor                                                                             0.5765888
       (iii) Certificates Interest Carryover Shortfall                                                                $0.00
       (iv)  Certificates Principal Carryover Shortfall                                                               $0.00
   (I) Servicing Fee
       (i)   Servicing Fee Shortfall                                                                                  $0.00

                                                                          Page 2

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-2 Owner Trust
          Collection Period: February 1, 2007 through February 28, 2007

                                                                                               Determination Date: 03/12/07
                                                                                                     Payment Date: 03/15/07

   (J) End of Prior Month Account Balances
       (i)   Reserve Account                                                                                  $7,752,655.47
       (ii)  Yield Supplement Account                                                                         $7,786,785.56
       (iii) Payahead Account                                                                                         $0.00
       (iv)  Advances Outstanding                                                                               $235,201.12
   (K) Portfolio Summary as of End of Prior Month
       (i)   Weighted Average Coupon (WAC)                                                                            4.53%
       (ii)  Weighted Average Remaining Maturity (WAM)                                                                29.93 months
       (iii) Number of Receivables                                                                                   46,875
   (L) Note and Certificate Percentages
       (i)   Note Percentage                                                                                         95.75%
       (ii)  Certificate Percentage                                                                                   4.25%

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------
   (A) Precomputed Contracts Principal
       (i)   Scheduled Principal Collections                                                                          $0.00
       (ii)  Prepayments in Full                                                                                      $0.00
       (iii) Prepayments in Full due to Repurchases                                                                   $0.00
   (B) Precomputed Contracts Total Collections                                                                        $0.00
   (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                                         $0.00
   (D) Simple Interest Receivables Principal
       (i)   Principal Collections                                                                           $15,037,975.87
       (ii)  Prepayments in Full                                                                              $5,352,456.35
       (iii) Repurchased Receivables Related to Principal                                                             $0.00
   (E) Simple Interest Receivables Interest
       (i)   Simple Interest Collections                                                                      $1,593,925.91
   (F) Payment Advance for Precomputes
       (i)   Reimbursement of Previous Advances                                                                       $0.00
       (ii)  Current Advance Amount                                                                                   $0.00
   (G) Interest Advance for simple Interest - Net                                                                 $7,768.89
   (H) Payahead Account
       (i)   Payments Applied                                                                                         $0.00
       (ii)  Additional Payaheads                                                                                     $0.00
   (I) Portfolio Summary as of End of Month
       (i)   Weighted Average Coupon (WAC)                                                                            4.53%
       (ii)  Weighted Average Remaining Maturity (WAM)                                                                29.00 months
       (iii) Remaining Number of Receivables                                                                         46,087

   (J) Delinquent Receivables                                       # Units            Dollar Amount
                                                                 -------------   -------------------------
       (i)   31-60 Days Delinquent                               1,786   3.88%   $17,547,999.24   4.28%
       (ii)  61-90 Days Delinquent                                 401   0.87%    $4,203,608.26   1.03%
       (iii) 91 Days or More Delinquent                             86   0.19%      $965,248.92   0.24%
   (K) Vehicles Repossessed During Collection Period                20   0.04%      $230,571.79   0.06%
   (L) Total Accumulated Repossessed Vehicles in Inventory          52   0.11%      $568,092.77   0.14%

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
   (A) Collection Account Investment Income                                                                           $0.00
   (B) Reserve Account Investment Income                                                                         $30,412.80
   (C) Yield Supplement Account Investment Income                                                                $30,546.56
   (D) Trust Fees Expense                                                                                             $0.00
   (E) Aggregate Net Losses for Collection Period                                                               $136,971.22
   (F) Liquidated Receivables Information
       (i)   Gross Principal Balance on Liquidated Receivables                                                   613,538.66
       (ii)  Liquidation Proceeds                                                                                232,766.84
       (iii) Recoveries from Prior Month Charge Offs                                                             243,800.60
   (G) Days in Accrual Period                                                                                            28
   (H) Deal age                                                                                                          23

                               MONTHLY COLLECTIONS
                               -------------------

V. INTEREST COLLECTIONS
-----------------------
   (A) Total Interest Collections  (III(C+E(i)+G)                                                             $1,601,694.80

VI. PRINCIPAL COLLECTIONS
-------------------------
   (A) Principal Payments Received  (III(A((i)+(ii))+(D(i)+(ii)))                                            $20,390,432.22
   (B) Liquidation Proceeds  (IV(F(ii)))                                                                         232,766.84
   (C) Repurchased Loan Proceeds Related to Principal  (III(A(iii)+D(iii)))                                            0.00
   (D) Recoveries from Prior Month Charge Offs (IV(F(iii)))                                                      243,800.60
                                                                                                          -----------------
   (E) Total Principal Collections (A+B+C+D)                                                                 $20,866,999.66

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS (V(A)+VI(E))                                                   $22,468,694.46
----------------------------------------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                                  $637,641.59
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                        $23,106,336.05
-------------------------------------

                                                                          Page 3

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-2 Owner Trust
          Collection Period: February 1, 2007 through February 28, 2007

                                                                                               Determination Date: 03/12/07
                                                                                                     Payment Date: 03/15/07

                              MONTHLY DISTRIBUTIONS
                              ---------------------

X. FEE DISTRIBUTIONS
--------------------
   (A) Servicing Fee
       (i)   Servicing Fee Due  (I(H)/12)(II(B))+(II(I)(i))                                                     $358,941.18
       (ii)  Servicing Fee Paid      ($ 0.35 per $1,000 original principal amount)                               358,941.18
                                                                                                          -----------------
       (iii) Servicing Fee Shortfall                                                                                  $0.00
   (B) Reserve Account Investment Income (IV(B))                                                                 $30,412.80
   (C) Yield Supplement Account Investment Income (IV(C))                                                             $0.00
   (D) Trust Fees Expense (IV(D))                                                                                     $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
   (A) Interest
       (i)   Class A-1 Notes
             (a) Class A-1 Notes Interest Due                                                                         $0.00
             (b) Class A-1 Notes Interest Paid                                                                         0.00
                                                                                                          -----------------
             (c) Class A-1 Notes Interest Shortfall                                                                   $0.00
       (ii)  Class A-2 Notes
             (a) Class A-2 Notes Interest Due                                                                         $0.00
             (b) Class A-2 Notes Interest Paid                                                                         0.00
                                                                                                          -----------------
             (c) Class A-2 Notes Interest Shortfall                                                                   $0.00
       (iii) Class A-3 Notes
             (a) Class A-3 Notes Interest Due                                                                   $695,300.96
             (b) Class A-3 Notes Interest Paid                                                                   695,300.96
                                                                                                          -----------------
             (c) Class A-3 Notes Interest Shortfall                                                                   $0.00
       (iv)  Class A-4 Notes
             (a) Class A-4 Notes Interest Due                                                                   $688,208.33
             (b) Class A-4 Notes Interest Paid                                                                   688,208.33
                                                                                                          -----------------
             (c) Class A-4 Notes Interest Shortfall                                                                   $0.00
       (v)   Total Note Interest
             (a) Total Note Interest Due                                                                      $1,383,509.29
             (b) Total Note Interest Paid                                                                      1,383,509.29
                                                                                                          -----------------
             (c) Total Note Interest Shortfall                                                                        $0.00
             (d) Reserve Account Withdrawal for Note Interest                                                         $0.00
Amount available for distributions after Fees & Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                     $21,363,885.58
   (B) Principal
       (i)   Noteholders' Principal Distribution Amounts                                                     $20,111,302.12
       (ii)  Class A-1 Notes Principal
             (a) Class A-1 Notes Principal Due                                                                        $0.00
             (b) Class A-1 Notes Principal Paid                                                                        0.00
                                                                                                          -----------------
             (c) Class A-1 Notes Principal Shortfall                                                                  $0.00
             (d) Reserve Account Withdrawal                                                                           $0.00
       (iii) Class A-2 Notes Principal
             (a) Class A-2 Notes Principal Due                                                                        $0.00
             (b) Class A-2 Notes Principal Paid                                                                        0.00
                                                                                                          -----------------
             (c) Class A-2 Notes Principal Shortfall                                                                  $0.00
             (d) Reserve Account Withdrawal                                                                           $0.00
       (iv)  Class A-3 Notes Principal
             (a) Class A-3 Notes Principal Due                                                               $20,111,302.12
             (b) Class A-3 Notes Principal Paid                                                               20,111,302.12
                                                                                                          -----------------
             (c) Class A-3 Notes Principal Shortfall                                                                  $0.00
             (d) Reserve Account Withdrawal                                                                           $0.00
       (v)   Class A-4 Notes Principal
             (a) Class A-4 Notes Principal Due                                                                        $0.00
             (b) Class A-4 Notes Principal Paid                                                                        0.00
                                                                                                          -----------------
             (c) Class A-4 Notes Principal Shortfall                                                                  $0.00
             (d) Reserve Account Withdrawal                                                                           $0.00
       (vi)  Total Notes Principal
             (a) Total Notes Principal Due                                                                   $20,111,302.12
             (b) Total Notes Principal Paid                                                                   20,111,302.12
                                                                                                          -----------------
             (c) Total Notes Principal Shortfall                                                                      $0.00
             (d) Reserve Account Withdrawal                                                                           $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
   Amount available for deposit into reserve account                                                          $1,252,583.46
   Amount Deposited into Reserve Account                                                                               0.00
   Excess Amount Released from Reserve Account                                                                         0.00
                                                                                                          -----------------
   Excess Funds Available to Cerificateholders                                                                 1,252,583.46
                                                                                                          -----------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
   (A) Interest
       (i)   Certificates Monthly Interest Due                                                                   $67,173.88
       (ii)  Certificate Interest Shortfall Beginning Balance                                                             0
                                                                                                          -----------------
       (iii) Total Certificates Interest Due                                                                     $67,173.88
       (iv)  Certificate Monthly Interest Paid                                                                    67,173.88
                                                                                                          -----------------
       (v)   Certificate Interest Shortfall Ending Balance                                                            $0.00
   (B) Principal
       (i)   Certificates Monthly Principal Due                                                                 $892,668.76
       (ii)  Certificate Principal Shortfall Beginning Balance                                                        $0.00
                                                                                                          -----------------

                                                                          Page 4

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-2 Owner Trust
          Collection Period: February 1, 2007 through February 28, 2007

                                                                                               Determination Date: 03/12/07
                                                                                                     Payment Date: 03/15/07

       (iii) Total Certificates Principal Due                                                                   $892,668.76
       (iv)  Certificate Monthly Principal Paid                                                                  892,668.76
                                                                                                          -----------------
       (v)   Certificate Principal Shortfall Ending Balance                                                           $0.00
   (C) Release to Seller                                                                                        $292,740.82

                              DISTRIBUTIONS SUMMARY
                              ---------------------

   (A) Total Collections                                                                                     $23,106,336.05
   (B) Service Fee                                                                                              $358,941.18
   (C) Trustee Fees                                                                                                   $0.00
   (D) Class A1 Amount                                                                                                $0.00
   (E) Class A2 Amount                                                                                                $0.00
   (F) Class A3 Amount                                                                                       $20,806,603.08
   (G) Class A4 Amount                                                                                          $688,208.33
   (H) Amount Deposited into Reserve Account                                                                          $0.00
   (I) Certificateholders                                                                                       $959,842.64
   (J) Release to seller                                                                                        $292,740.82
   (K) Total amount distributed                                                                              $23,106,336.05
   (L) Amount of Draw from Reserve Account                                                                            $0.00
   (M) Excess Amount Released from Reserve Account                                                                     0.00

                         DISTRIBUTION TO SECURITYHOLDERS
                         -------------------------------

   Note Interest Distribution Amount                                                                          $1,383,509.29
       Class A-1 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-2 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-3 Notes:   ($ 2.16 per $1,000 original principal amount)
       Class A-4 Notes:   ($ 3.46 per $1,000 original principal amount)

   Note Principal Distribution Amount                                                                         20,111,302.12
       Class A-1 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-2 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-3 Notes:   ($ 62.46 per $1,000 original principal amount)
       Class A-4 Notes:   ($ 0.00 per $1,000 original principal amount)

   Note Interest Carryover Shortfall                                                                                   0.00
       Change from immediately preceding Payment Date                                                                  0.00
       Class A-1 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-2 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-3 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-4 Notes:   ($ 0.00 per $1,000 original principal amount)

   Note Principal Carryover Shortfall                                                                                  0.00
       Change from immediately preceding Payment Date                                                                  0.00
       Class A-1 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-2 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-3 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-4 Notes:   ($ 0.00 per $1,000 original principal amount)

   Certificate Interest Distribution Amount                                                                       67,173.88
                          ($ 1.99 per $1,000 original principal amount)

   Certificate Principal Distribution Amount                                                                     892,668.76
                          ($ 26.50 per $1,000 original principal amount)

   Certificate Interest Carryover Shortfall                                                                            0.00
       Change from immediately preceding Payment Date                                                                  0.00
                          ($ 0.00 per $1,000 original principal amount)

   Certificate Principal Carryover Shortfall                                                                           0.00
       Change from immediately preceding Payment Date                                                                  0.00
                          ($ 0.00 per $1,000 original principal amount)

                         PORTFOLIO AND SECURITY SUMMARY
                         ------------------------------

                                                                                    Beginning                    End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                                        of Period                 of Period
--------------------------------------------                                     ---------------          -----------------
   (A) Balances and Principal Factors
       (i)    Aggregate Balance of Notes                                         $411,305,638.11            $391,194,335.99
       (ii)   Note Pool Factor                                                         0.4113056                  0.3911943
       (iii)  Class A-1 Notes Balance                                                       0.00                       0.00
       (iv)   Class A-1 Notes Pool Factor                                              0.0000000                  0.0000000
       (v)    Class A-2 Notes Balance                                                       0.00                       0.00
       (vi)   Class A-2 Notes Pool Factor                                              0.0000000                  0.0000000
       (vii)  Class A-3 Notes Balance                                             212,305,638.11             192,194,335.99
       (viii) Class A-3 Notes Pool Factor                                              0.6593343                  0.5968768
       (ix)   Class A-4 Notes Balance                                             199,000,000.00             199,000,000.00
       (x)    Class A-4 Notes Pool Factor                                              1.0000000                  1.0000000
       (xi)   Certificates Balance                                                 19,423,773.53              18,531,104.77
       (xii)  Certificates Pool Factor                                                 0.5765888                  0.5500902

                                                                          Page 5

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-2 Owner Trust
          Collection Period: February 1, 2007 through February 28, 2007

                                                                                               Determination Date: 03/12/07
                                                                                                     Payment Date: 03/15/07

       (xiii) Total Principal Balance of Notes and Certificates                   430,729,411.64             409,725,440.76
   (B) Portfolio Information
       (i)    Weighted Average Coupon (WAC)                                                4.53%                      4.53%
       (ii)   Weighted Average Remaining Maturity (WAM)                                    29.93 months               29.00 months
       (iii)  Remaining Number of Receivables                                             46,875                     46,087
       (iv)   Portfolio Receivable Balance                                       $430,729,411.64            $409,725,440.76
   (C) Outstanding Advance Amount                                                    $235,201.12                $242,970.01
   (D) Outstanding Payahead Balance                                                        $0.00                      $0.00

                               SUMMARY OF ACCOUNTS
                               -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
   (A) Beginning Reserve Account Balance                                                                      $7,752,655.47
   (B) Draws                                                                                                           0.00
       (i)    Draw for Servicing Fee                                                                                   0.00
       (ii)   Draw for Interest                                                                                        0.00
       (iii)  Draw for Realized Losses                                                                                 0.00
   (C) Excess Interest Deposited into the Reserve Account                                                              0.00
   (E) Reserve Account Balance Prior to Release                                                                7,752,655.47
   (F) Reserve Account Required Amount                                                                         7,752,655.47
   (G) Final Reserve Account Required Amount                                                                   7,752,655.47
   (H) Excess Reserve Account Amount                                                                                   0.00
   (I) Release of Reserve Account Balance to Seller                                                                    0.00
   (J) Ending Reserve Account Balance                                                                          7,752,655.47

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
   (A) Beginning Yield Supplement Account Balance                                                              7,786,785.56
   (B) Investment Earnings                                                                                        30,546.56
   (C) Investment Earnings Withdraw                                                                                    0.00
   (D) Additional Yield Supplement Amounts                                                                             0.00
   (E) Yield Supplement Deposit Amount                                                                           637,641.59
   (F) Release of Yield Supplement Account Balance to Seller                                                           0.00
                                                                                                          -----------------
   (G) Ending Yield Supplement Account Balance                                                                 7,179,690.53

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
   (A) Liquidated Contracts
       (i)    Liquidation Proceeds                                                                              $232,766.84
       (ii)   Recoveries on Previously Liquidated Contracts                                                      243,800.60
   (B) Aggregate Net Losses for Collection Period                                                                136,971.22
   (C) Net Loss Rate for Collection Period (annualized)                                                               0.39%
   (D) Cumulative Net Losses for all Periods                                                                   7,858,418.83

   (E) Delinquent Receivables                                       # Units           Dollar Amount
                                                                 -------------   ----------------------
       (i)    31-60 Days Delinquent                              1,786   3.88%   $17,547,999.24   4.28%
       (ii)   61-90 Days Delinquent                                401   0.87%    $4,203,608.26   1.03%
       (ii)   91 Days or More Delinquent                            86   0.19%      $965,248.92   0.24%

XVIII. REPOSSESSION ACTIVITY                                        # Units           Dollar Amount
----------------------------                                     -------------   ----------------------
   (A) Vehicles Repossessed During Collection Period                20   0.04%      $230,571.79   0.06%
   (B) Total Accumulated Repossessed Vehicles in Inventory          52   0.11%      $568,092.77   0.14%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
   (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
       (i)    Second Preceding Collection Period                                                                      0.43%
       (ii)   Preceding Collection Period                                                                             0.57%
       (iii)  Current Collection Period                                                                               0.39%
       (iv)   Three Month Average (Avg(i,ii,iii))                                                                     0.46%
   (B) Ratio of Balance of Contracts Delinquent 61 Days or More to the
          Outstanding Balance of Receivables.
       (i)    Second Preceding Collection Period                                                                      1.26%
       (ii)   Preceding Collection Period                                                                             1.54%
       (iii)  Current Collection Period                                                                               1.17%
       (iv)   Three Month Average (Avg(i,ii,iii))                                                                     1.32%

   (C) Loss and Delinquency Trigger Indicator                                                          Trigger was not hit.

    I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

             /s/ Paul Honda
             --------------------------------------------
             Mr. Paul Honda
             Assistant Vice President